                                                                    EXHIBIT 10.2



                                AMENDMENT NO. 2
                                      TO
                            JDN REALTY CORPORATION
                 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     THIS AMENDMENT NO. 2 TO JDN REALTY CORPORATION 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (the "Amendment") is made and entered into as of the 29th day of August, 2000, by JDN Realty Corporation, a Maryland corporation (the "Company").

     WHEREAS, effective December 17, 1993, the Company established the JDN Realty Corporation Non-Employee Director Stock Option Plan (the "Plan");

     WHEREAS, the Plan was amended and restated effective November 24, 1998 and was further amended effective October 1, 1999; and

     WHEREAS, the Company desires to amend the Plan in accordance with Section
9.5 of the Plan as set forth herein.

     NOW, THEREFORE, the Company hereby amends the Plan, effective as of the date first written above, as follows:

     1.  Amendment to Plan. Section 4.3 of the Plan is amended by deleting the
         -----------------
number "$10,000" and replacing it with the number "$8,750."

     2.  Definitions. Unless otherwise defined herein, terms used herein shall
         -----------
have the meanings ascribed to them in the Plan.

     3.  Governing Law. The Amendment shall be construed in accordance with, and
         -------------
governed by, the laws of the State of Maryland.

     4.  Other Provisions. Except as amended hereby, the Plan shall remain
         ----------------
unmodified and in full force and effect.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this Amendment No. 2 to JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan effective as of the day and year first above written.


                                        JDN REALTY CORPORATION


                                        By: /s/ John D. Harris, Jr.
                                        Title: Chief Financial Officer